Acquistions	12 Months Ended
Aug. 02, 2015
Business Combinations [Abstract]
Acquisitions
Acquisitions
On June 29, 2015, we completed the acquisition of the assets of Garden Fresh Gourmet for $232, subject to post-closing adjustments. Garden Fresh Gourmet is a provider of refrigerated salsa in North America, and it is also produces hummus, dips and tortilla chips.
The excess of the purchase price over the estimated fair values of identifiable net assets was recorded as $116 of goodwill. The goodwill is expected to be deductible for tax purposes. The goodwill was primarily attributable to future growth opportunities, anticipated synergies, and intangible assets that did not qualify for separate recognition. The goodwill is included in the Campbell Fresh segment.
The acquisition of Garden Fresh Gourmet contributed $10 to Net sales and resulted in a decrease of $1 to Net earnings from June 29, 2015, through August 2, 2015.
On August 8, 2013, we completed the acquisition of Kelsen. The final all-cash purchase price was $331. Kelsen is a producer of quality baked snacks that are sold in approximately 85 countries around the world. Its primary brands include Kjeldsens and Royal Dansk.
The excess of the purchase price over the estimated fair values of identifiable net assets was recorded as $140 of goodwill. The goodwill is not expected to be deductible for tax purposes. The goodwill was primarily attributable to future growth opportunities and intangible assets that did not qualify for separate recognition. The goodwill is included in the Global Biscuits and Snacks segment.
The acquisition of Kelsen contributed $193 to Net sales and $8 to Net earnings from August 8, 2013, through August 3, 2014.
On June 13, 2013, we completed the acquisition of Plum. The final all-cash purchase price was $249. Plum is a leading provider of premium, organic foods and snacks that serve the nutritional needs of babies, toddlers and children.
The acquisition of Plum contributed $88 to Net sales and resulted in a decrease of $19 to Net earnings for 2014. The 2014 results included $11of after-tax costs incurred from a voluntary product recall (see Note 20 for additional details). The acquisition also contributed $14 to Net sales and resulted in a decrease of $2 to Net earnings from June 13, 2013, through July 28, 2013.
The excess of the purchase price over the estimated fair values of identifiable net assets was recorded as $128 of goodwill. The goodwill is not expected to be deductible for tax purposes. The goodwill was primarily attributable to future growth opportunities and intangible assets that did not qualify for separate recognition. The goodwill is included in the Americas Simple Meals and Beverages segment.
On August 6, 2012, we completed the acquisition of Bolthouse Farms from a fund managed by Madison Dearborn Partners, LLC, a private equity firm, for $1,550 in cash, subject to customary purchase price adjustments. On August 6, 2012, the preliminary purchase price adjustments resulted in an increase in the purchase price of $20. In the third quarter of 2013, the purchase price adjustments were finalized and reduced to $11. Bolthouse Farms is a vertically integrated food and beverage company focused on developing, manufacturing and marketing fresh carrots and proprietary, high value-added products.
The acquisition of Bolthouse Farms contributed $756 to Net sales and $18 to Net earnings from August 6, 2012 through July 28, 2013. The company incurred transaction costs of $10 ($7 after tax) in the first quarter of 2013 related to this acquisition. The costs were recorded in Other expenses/(income).
The excess of the purchase price over the estimated fair values of identifiable net assets was recorded as $692 of goodwill. Of this amount, $284 is expected to be deductible for tax purposes. The goodwill was primarily attributable to future growth opportunities and any intangible assets that did not qualify for separate recognition. The goodwill is included in the Campbell Fresh segment.
The acquired assets and assumed liabilities include the following:

	Garden Fresh Gourmet	Kelsen	Plum	Bolthouse Farms
Cash	$—	$2	$1	$3
Accounts receivable	10	20	15	74
Inventories	5	50	20	122
Other current assets	—	2	1	8
Plant assets	22	47	2	335
Goodwill	116	140	128	692
Other intangible assets	86	173	133	580
Other assets	—	—	—	8
Short-term debt	—	(32)	—	(1)
Accounts payable	(6)	(13)	(12)	(59)
Accrued liabilities	(1)	(10)	(5)	(29)
Long-term debt	—	(4)	—	(1)
Deferred income taxes	—	(44)	(34)	(156)
Other liabilities	—	—	—	(15)
Total assets acquired and liabilities assumed	$232	$331	$249	$1,561

The identifiable intangible assets of Garden Fresh Gourmet consist of $38 in non-amortizable trademarks, and $48 in customer relationships to be amortized over 20 years. The purchase price allocation is preliminary and is subject to the finalization of appraisals, which will be completed in 2016.
The identifiable intangible assets of Kelsen consist of $147 in non-amortizable trademarks, $4 in amortizable trademarks to be amortized over 10 years and $22 in customer relationships to be amortized over 10 to 15 years.
The identifiable intangible assets of Plum consist of $115 in non-amortizable trademarks and $18 in customer relationships to be amortized over 15 years.
The identifiable intangible assets of Bolthouse consist of:

	Type	Life in Years			Value
Trademarks	Non-amortizable	Indefinite			$383
Customer relationships	Amortizable	20			132
Distributor relationship	Amortizable	7			2
Technology and patents	Amortizable	9	to	17	43
Formula and recipes	Amortizable	5			20
Total identifiable intangible assets					$580

The following unaudited summary information is presented on a consolidated pro forma basis as if the Garden Fresh Gourmet acquisition had occurred on July 29, 2013, the Kelsen acquisition had occurred on July 30, 2012, and the Plum and Bolthouse acquisitions been completed on August 1, 2011:

	2015	2014	2013
Net sales	$8,174	$8,372	$8,327
Earnings from continuing operations attributable to Campbell Soup Company	$668	$789	$938
Earnings per share from continuing operations attributable to Campbell Soup Company - assuming dilution	$2.13	$2.50	$2.96

The pro forma amounts include transaction costs, additional interest expense on the debt issued to finance the purchases, amortization and depreciation expense based on the estimated fair value and useful lives of intangible assets and plant assets, and related tax effects. The pro forma results are not necessarily indicative of the combined results had the Garden Fresh Gourmet acquisition been completed on July 29, 2013, the Kelsen acquisition been completed on July 30, 2012, and the Plum and Bolthouse acquisitions been completed on August 1, 2011, nor are they indicative of future combined results.